UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2025

Kewaunee Scientific Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
2700 West Front Street
Statesville, NC 28677
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (704) 873-7202
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 8.01 Other Events
On March 12, 2025, the Board of Directors of Kewaunee Scientific Corporation (the "Company") amended its existing share repurchase program initially approved on August 31, 2023, and in effect September 1, 2023. The Board of Directors authorized the repurchase of up to an additional 100,000 shares of the Company's common stock under the existing share repurchase program, as amended (the "Program"), which does not have a specified expiration date. The Program, as of the end of day March 12, 2025 and prior to this amendment, still had 11,176 shares authorized for repurchase which remain authorized for repurchase and are unaffected by this amendment.
The timing and amount of any repurchases under the Program will be determined by the Company's management at its discretion based upon its ongoing assessments of the capital needs of the business, the market price of the Company's common stock and general market conditions. Share repurchases under this program may be made through a variety of methods including open-market purchases, block trades, exchange transactions, or any combination thereof. The Program does not oblige the Company to acquire any amount of its common stock, and the Program may be suspended or discontinued at any time at the Company's discretion.
On March 12, 2025, the Company issued a press release regarding the amendment described above, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Kewaunee Scientific Corporation dated March 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEWAUNEE SCIENTIFIC CORPORATION (Registrant)

Date: March 12, 2025	By	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance
Chief Financial Officer